UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

EARL SCHEIB, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4822 (Commission File Number)	95-1759002 (IRS Employer Identification No.)

15206 Ventura Boulevard, Suite 200
Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(818) 981-9992

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)           On November 9, 2004, Earl Scheib, Inc. (“Scheib”) notified Ernst & Young LLP (“E&Y”) it would be dismissed as Scheib’s principal independent accountant and that E&Y’s engagement to perform the audit of the financial statements of Scheib for the fiscal year ending April 30, 2005 was terminated.  The decision to terminate E&Y’s engagement was made by the Board of Directors of Scheib at the recommendation of the Audit Committee.

E&Y was first engaged as Scheib’s principal independent accountant on June 19, 2002.  The audit reports of E&Y on the consolidated financial statements of Scheib as of, and for, the fiscal years ended April 30, 2003, and April 30, 2004, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years, and the subsequent interim period to November 9, 2004, there were no disagreements between Scheib and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years, or the subsequent interim period to November 9, 2004.

Scheib provided E&Y with a copy of the above disclosures and requested that E&Y furnish Scheib with a letter addressed to the Securities and Exchange Commission stating whether E&Y agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter from E&Y is attached to this report as Exhibit 16.

(b)           On November 2, 2004, the Audit Committee determined, and recommended to the Board of Directors, that Scheib should dismiss E&Y as Scheib’s principal independent accountant, appoint BDO Seidman, LLP (“BDO”) as Scheib’s principal independent accountant and engage BDO to perform the audit of the financial statements of Scheib for the fiscal year ending April 30, 2005, pending in each case confirmation that BDO would accept such appointment and engagement.  The Board of Directors approved the dismissal of E&Y and the appointment and engagement of BDO on November 2, 2004, pending confirmation by BDO.  BDO confirmed it would accept the appointment and engagement on November 9, 2004.  On November 9, 2004, Scheib engaged BDO as independent accountants to audit Scheib’s financial statements for the fiscal year ending April 30, 2005.

During the two most recent fiscal years, and the subsequent interim period to November 9, 2004, Scheib did not consult with BDO regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
16	Letter dated November 10, 2004 from Ernst & Young LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARL SCHEIB, INC. (Registrant)

Date: November 11, 2004	By:	/s/ Christian K. Bement
	Name:	Christian K. Bement
	Title:	President and Chief Executive Officer